UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2023

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2023, South Plains Financial, Inc. (“South Plains” or the “Company”) and South Plains’ banking subsidiary, City Bank (the “Bank”) entered into a Securities Purchase Agreement (the “Agreement”) with Alliant Insurance Services, Inc., a California corporation (“Alliant”), providing for the sale of the Bank’s insurance subsidiary, Windmark Insurance Agency, Inc. d/b/a Windmark Corp Division (“Windmark”) through a sale of all of the outstanding shares of capital stock of Windmark to Alliant (the “Transaction”). The Transaction was consummated on April 1, 2023.  A copy of the Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”).

Pursuant to the terms and subject to the conditions of the Agreement, which has been unanimously approved by the Board of Directors of each of South Plains, the Bank, Windmark and Alliant, the Bank received an aggregate purchase price of $35,500,000 in exchange for Windmark’s shares (the “Purchase Price”). The Purchase Price may be increased by the net amount of Windmark working capital as provided in the Agreement.

The Agreement contains customary representations, warranties and covenants made by each of South Plains, the Bank, Windmark and Alliant. Completion of the Transaction was subject to the delivery of certain customary closing documents and certificates between the parties.

The Agreement contains certain post-closing obligations of South Plains and the Bank, such as providing transition services to Alliant, indemnification obligations, and restrictive covenants that restrict South Plains and the Bank from soliciting the customers and employees of Windmark, or competing with Alliant in Texas, Oklahoma, Colorado, Nebraska, Kansas, Iowa, and Wyoming for a term of five (5) years, subject to certain conditions and exceptions as provided in the Agreement.

Aside from the Transaction consummated by the Agreement, there is no material relationship between South Plains, the Bank, Windmark, on the one hand, and Alliant, on the other hand.

In addition, in connection with entering into the Agreement, Kelly Deterding, the President of Windmark, entered into an employment agreement with Alliant, as well as certain other employees of Windmark.

The aggregate Transaction costs incurred by Windmark and the Bank are approximately $3.1 million, which includes, without limitation, legal and accounting costs, payment for tail insurance coverage for the directors and officers of Windmark as contemplated by the Agreement, and payments to certain employees of Windmark in connection with the Transaction.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. The Agreement and the above description of the Agreement and related transactions have been included to provide investors and security holders with information regarding the terms of the Agreement. They are not intended to provide any other factual information about South Plains, the Bank, Windmark, Alliant, or their respective subsidiaries, affiliates or businesses. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the Bank, Windmark, Alliant or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures of South Plains. Accordingly, investors should read the representations and warranties in the Agreement not in isolation but only in conjunction with the other information about South Plains, the Bank, Windmark, Alliant and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they may make with the United States Securities and Exchange Commission (the “SEC”), as applicable.

Item 7.01	Regulation FD Disclosure.

On April 4, 2023, the Company issued a press release announcing that it had entered into the Agreement. A copy of the press release announcing the execution of the Agreement and consummation of the Transaction is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Such forward-looking statements include, but are not limited to, statements about the benefits of the Transaction involving South Plains, the Bank and Alliant, including future financial and operating results, South Plains’ plans, objectives, expectations and intentions, and other statements that are not historical facts. South Plains cautions that the forward-looking statements in this document are based largely on South Plains’ expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond South Plains’ control.  Factors that could cause such changes include, but are not limited to,  (i) the risk that the benefits of the Transaction may not be realized or fully realized; (ii) the risk that the parties may not agree to the post-closing increase to the Purchase Price or there may be delays with the payment of such increase; (iii) the diversion of management time on Transaction-related issues, such as the transition services to be provided by the Bank; (iv) general economic conditions; (v) changes in market interest rates; (vi) the persistence of the current inflationary environment in the United States and our market areas; (vii) the uncertain impacts of quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; (viii) regulatory considerations, competition and market expansion opportunities; (ix) changes in non-interest expenditures or in the anticipated benefits of such expenditures; and (x) changes in applicable laws and regulations. Additional information regarding these risks and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, and other documents South Plains files with the SEC from time to time. South Plains urges readers of this document to review the “Risk Factors” section of our most recent Annual Report on Form 10-K, as well as the “Risk Factors” section of other documents South Plains files or furnishes with the SEC from time to time, which are available on the SEC’s website, www.sec.gov. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which South Plains is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this document. Any forward-looking statements presented herein are made only as of the date of this document, and South Plains does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, new information, the occurrence of unanticipated events, or otherwise, except as required by law. All forward-looking statements, express or implied, included in this document are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Securities Purchase Agreement, dated April 1, 2023, by and among South Plains Financial, Inc., City Bank and Alliant Insurance Services, Inc. (certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; the registrant agrees to furnish copies of any such omitted schedules or exhibits to the SEC upon request).

99.1	Press release, dated April 4, 2023, announcing the sale of Windmark Insurance Agency, Inc. d/b/a Windmark Crop Division to Alliant Insurance Services, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: April 4, 2023	By:	/s/ Steven B. Crockett
Steven B. Crockett
Chief Financial Officer and Treasurer